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                                                                   EXHIBIT 10.67

                          PLEDGE AND SECURITY AGREEMENT


     This Agreement dated as of the 8th day of July, 1999 by and between Lakes Gaming, Inc. (the "Pledgor" or "Lakes"), and the Pokagon Band of Potawatomi Indians ("Secured Party" or the "Band")

                                   WITNESSETH:

     WHEREAS, the Band and Lakes entered into a Development Agreement (the "Development Agreement") and a Management Agreement (the "Management Agreement"; together with the Development Agreement, the "Agreements"), both dated as of July 8, 1999, pursuant to which Lakes will assist the Band in developing, financing and managing a Class III gaming facility in the State of Michigan; and

     WHEREAS, pursuant to ss. 8.2 of the Development Agreement Lakes has agreed to pay certain funds into an account (as defined in the Development Agreement, the "Account") subject to the Band's perfected security interest, which Account shall serve as (i) collateral for liquidated or other damages payable by Lakes to the Band as provided in the Agreements, and (ii) a funding mechanism for Lakes' obligation to pay certain fees pursuant to the Development Agreement and to make advances under the Transition Loan, the Non-Gaming Land Acquisition Line of Credit and the Lakes Development Loan; and

     WHEREAS, Lakes and the Band have entered into an Account Control Agreement (the "Control Agreement") with Firstar Trust Company ("Bank") of near or even date to perfect the Band's security interest in the Account;

     NOW THEREFORE, in consideration of one dollar and other consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

     1. Definitions.

     a. "Secured Obligations" means the obligations of Lakes to the Band under or relating to the Agreements.

     b. Terms defined in the Control Agreement not otherwise defined herein have the same meaning herein as therein.

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     2. Transfer of Pledged Collateral.

     a. The Pledgor hereby pledges and grants to the Secured Party a valid lien on and security interest in Pledgor's right, title and interest in and to the Account and all cash, securities, securities entitlements, financial assets and other property in the Account (which, with any additional securities or collateral pledged hereunder, any replacements, substitutions, extensions, stock dividends, renewals or additions to such collateral and any dividends, interest or other income thereon and the proceeds of all of the foregoing, are hereinafter referred to collectively as the "Pledged Collateral"), as security for the Secured Obligations, all as the same may be amended from time to time, including any payments due pursuant to any amendments or modifications thereto, extensions and renewals thereof or substitutions therefor; and any and all other obligations or agreements of the Pledgor to the Secured Party outstanding from time to time, whether now existing or hereafter arising.

     b. Pledgor warrants that the security interest granted hereunder constitutes and shall remain a validly perfected first lien on the Pledged Collateral.

     3. Agreement not to Sell, Pledge, Encumber, Etc.

     a. The Pledgor hereby covenants and agrees that it will not sell, convey, transfer or otherwise dispose of any of the Pledged Collateral, nor create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Pledged Collateral or the proceeds thereof, other than the liens on and security interest in the Pledged Collateral created hereunder.

     b. In case any dividend shall be declared on any of the Pledged Collateral from time to time, or any share of stock or fraction thereof shall be issued pursuant to any stock split involving any of the Pledged Collateral, or any distribution of capital shall be made on any of the Pledged Collateral, the cash, shares or other property so distributed shall constitute Pledged Collateral hereunder and be delivered to the Secured Party to be held as collateral security for the Secured Obligations.

     c. The Pledgor represents and warrants that there are no restrictions on the transferability of the Pledged Collateral to the Secured Party, that there are no restrictions as to or with respect to the foreclosure, transfer or disposition thereof by the Secured Party, and that any securities held in the account shall have been duly registered under applicable securities laws.

     4. Additional Warranties, Representations, Covenants, Etc.

     a. Pledgor hereby covenants that the Pledged Collateral is duly and validly pledged to the Secured Party and warrants that it will defend the Secured Party's right, title and security interest in and to the Pledged Collateral against the claims and demands of all persons whomsoever. Pledgor represents and warrants to the Secured Party that the Pledgor has good

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title to all the Pledged Collateral, free and clear of all claims, mortgages, pledges, liens, security interests and other encumbrances of every nature.

     b. Pledgor agrees that a default by Pledgor under the Control Agreement shall be a default under all Secured Obligations, and that all collateral securing any Secured Obligation to Secured Party shall secure all other obligations of Pledgor to Secured Party.

     c. Pledgor hereby covenants that this Agreement and the Control Agreement are valid and binding on it, are enforceable in accordance with its terms, and create a validly perfected first lien and security interest in the Pledged Collateral.

     d. Pledgor covenants that it will execute and deliver to Secured Party such other instruments, certificates, stock powers and other documents as are necessary or convenient to enable Secured Party to exercise its rights under this Agreement and otherwise carry out the intent of this Agreement. Pledgor grants Secured Party an irrevocable power of attorney coupled with an interest to execute in its stead and on its behalf any such instruments, certificates, stock powers and other documents as are needed to exercise its rights as to the Pledged Collateral upon the occurrence of an Event of Default hereunder.

     e. Pledgor agrees that investments in the Account shall at all times be consistent with the provisions of ss. 8.2 of the Development Agreement.

     5. Transfer of Pledged Collateral Upon Event of Default.

     In case there shall exist an Event of Default (as hereinafter defined), the Secured Party may cause all or any of the Pledged Collateral to be transferred into its name or into the name of its nominee or nominees in accordance with the Control Agreement, and Bank and any broker or other securities intermediary having custody or control of the Pledged Collateral shall honor any such request from Secured Party.

     6. Events of Default; Remedies.

     (a) If any one or more of the following events (herein called "Events of Default") shall occur:

          i. A Manager Event of Default or Lakes Event of Default shall occur under the Secured Obligations; or

          ii. Bank terminates the Control Agreement without the appointment of a successor securities intermediary in accordance with ss. 10 unless the Band has refused to consent to the successor, in which case all property in the Account shall be deposited with the Clerk of the United States District Court for the Western District of Michigan, Southern Division, subject to


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               the lien and security interest of the Band, and shall be subject to interpleader in that Court.

          iii. Pledgor violates any provision of the Control Agreement; or


          iv. The Pledgor shall fail duly to perform, observe or comply with any provision of this Agreement which default is not cured within 30 days following written notice of default, or Pledgor breaches any material warranty or representation made hereunder;

then, upon the occurrence of any such Event of Default, the Secured Party shall have all rights and remedies of a secured party under the Minnesota Uniform Commercial Code or other applicable law and shall, in addition to such rights and remedies, have the right, in its absolute discretion, at any time or times thereafter to direct Bank or any other financial intermediary in accordance with the Control Agreement to sell or transfer any and all Pledged Collateral and deliver the proceeds thereof to Secured Party for application to the Secured Obligations.

(b) The Secured Party will give Pledgor at least five (5) days prior written notice by registered or certified mail at the address of the Pledgor as set forth above (or at such other address or addresses as the Pledgor shall specify in writing to the Secured Party from time to time) of (i) time and place of any public sale thereof, (ii) the time after which any private sale or any other intended disposition of Pledged Collateral is to be made, or (iii) the time after which Secured Party may, in accordance with the Control Agreement, deliver entitlement orders to Bank or any other Financial intermediary with regard to the Pledged Collateral. Any such notice shall be deemed to meet the requirements hereunder or under any applicable law (including without limitation the Minnesota Uniform Commercial Code) that reasonable notification be given of the time and place of any such sale or disposition. Such notice may be given without any demand of performance or any other demand, all such demands being expressly waived by the Pledgor. All such sales shall be at such commercially reasonable price or prices as Secured Party shall deem fit, and for cash or for credit or for future delivery (without Secured Party assuming any responsibility for any credit or risk). At any such sale or sales the Secured Party may purchase any or all of the Pledged Collateral to be sold thereat upon such terms as the Secured Party may deem appropriate. Upon any such sale or sales of the Pledged Collateral, said purchase shall be held by the purchaser absolutely free from any equity of redemption or any similar rights, all such equity of redemption or any similar rights being hereby expressly waived and released by the Pledgor. In the event any consent, approval or authorization of any governmental agency will be necessary to effectuate any such sale or sales, the Pledgor shall execute all such applications or other instruments as may be required.

c. The proceeds of any such sale or sales, together with any other additional collateral security at the time received and held hereunder, shall be received and applied: first, to the payment of all costs and expenses of such sale, including reasonable attorneys fees; second, to the payment of the Secured Obligations; and any surplus thereafter remaining shall be paid to the

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Pledgor or to whomever may be legally entitled thereto.

d. The Secured Party shall be entitled at its option after an Event of Default to exercise the voting power with respect to the Pledged Collateral, if applicable; to receive and retain, as collateral security for the Secured Obligations, any and all dividends, distributions at any time and from time to time declared or made upon any of the Pledged Collateral and to exercise any and all rights of payment, conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Collateral as if the Secured Party were the absolute owner thereof, including without limitation the right to exchange, at its discretion, any and all Pledged Collateral upon the merger, consolidation, reorganization, recapitalization, or other readjustment of any other issuer or maker of Pledged Collateral, or, upon the exercise of any such right, privilege or option pertaining to the Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, agent, registrar or other designated agency upon such terms and conditions as the Secured Party shall determine, or without liability except to account for property actually received.

e. After an Event of Default, any expenses incurred by the Secured Party in exercising any of the foregoing rights and remedies or in the enforcement or administration of this Security Agreement, the Control Agreement or the Agreements, or for the protection of the Secured Party's security interest in the Pledged Collateral, or in connection with the priority thereof, including without limitation all taxes, charges, liens and assessments against the Pledged Collateral, and all reasonable attorney's fees, shall be payable by Pledgor, shall be deemed advances necessary to protect the security, shall be added to the Secured Obligations, and shall bear interest at the Band Interest Rate.

7.   Rights and Remedies are Cumulative.

     No course of dealing between the Pledgor and the Secured Party nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under the Secured Obligations, shall operate as a waiver thereof, nor shall any single or partial exercise of any rights, power or privilege constitute or be deemed to constitute any such waiver. The rights and remedies herein provided and provided under the Secured Obligations and under the Control Agreement are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law, including, without limitation, the rights and remedies of a secured party under the Minnesota Uniform Commercial Code.

8.   Notices.

     Except as otherwise provided herein, notice to or demand upon the Pledgor or the Secured Party shall be deemed to have been sufficiently given or served for all purposes thereof if mailed by certified or registered mail, postage prepaid, to the following addresses:

                  if to Secured Party:

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                  Pokagon Band of Potawatomi Indians
                  53237 Townhall Road
                  Dowagiac, MI 49047
                  Attn: Chairman, Tribal Council

                  with a copy to:

                  S. Eric Marshall, Esq.
                  1318 Mishawaka Avenue
                  South Bend, Indiana 46615

                  and to:

                  Daniel Amory, Esq.
                  Drummond Woodsum & MacMahon
                  P.O. Box 9781
                  Portland, ME 04104-5081

                  and to:

                  Robert Gips, Esq.
                  Gips and Associates
                  71 Myrtle Avenue, Suite 2000
                  South Portland, ME 04106

                  If to Pledgor:

                  Lakes Gaming, Inc.
                  130 Cheshire Lane
                  Minnetonka, MN 55305
                  Telecopy: 612-449-9353

                  with a copy to:

                  Douglas S. Twait, Esq.
                  Johnson Hamilton Quigley Twait & Foley, PLC
                  First National Bank Building
                  Suite W1450
                  Saint Paul, MN 55101-1314

or to such other address as the party to whom such notice is directed may have designated in writing to the other parties hereto.

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     9. Waiver of Presentment, Demand, Notice, Etc.

     The Pledgor hereby waives notice of acceptance of this Agreement as well as presentment, demand, payment, notice of dishonor or protest and all other notices of any kind in connection with the Secured Obligations except as expressly provided in this Agreement, the Control Agreement or the Agreements.

     10. Reinstatement.

     This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Secured Party in payment of the Secured Obligations is rescinded or may otherwise be restored or returned upon the insolvency, receivership or bankruptcy of the Pledgor. It is the intention of the parties hereto that this Agreement shall remain in full force and effect until all of the Secured Obligations are fully and indefeasibly paid and satisfied.

     11. Resignation of Bank under Control Agreement.

     If Bank gives notice that it will terminate the Control Agreement, Pledgor may designate a successor financial intermediary under the Control Agreement, which designation shall be subject to Secured Party's reasonable consent. Pledgor and Secured Party shall execute a replacement Control Agreement on substantially the same terms with the successor financial intermediary.

     12. Termination

     Secured Party agrees to terminate the Control Agreement and this Agreement upon the earlier of (a) the Commencement Date, provided that a Manager Event of Default has not occurred and is not continuing under the Agreements as of such date; (b) termination of the Agreements in accordance with their terms, and payment to the Band of all amounts that may be due to it on such termination; or
(c) entry of a Final Order directing such termination.

     13. Band's Waiver of Sovereign Immunity and Consent to Suit. The Band expressly waives its sovereign immunity from suit for the purpose of permitting or compelling arbitration in disputes under or relating to this Agreement, and consents to be sued in a Court for the purpose of compelling arbitration or enforcing any arbitration award or judgment arising out of this Agreement; provided that such consent is limited to enforcement of awards or judgments relating to the Band's interest in the Account. If the United States District Court lacks jurisdiction, the Band consents to be sued in the Michigan State Court system for the same limited purposes. The Band waives any requirement of exhaustion of tribal remedies. Without in any way limiting the generality of the foregoing, the Band expressly authorizes any governmental authorities who have the right and duty under applicable law to take any action authorized or ordered by any such court, to give effect to any judgment entered; provided,

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however, that in no instance shall enforcement of any kind whatsoever be allowed against any assets of the Band other than the Band's interest in the Account.

     14. Arbitration.

     All disputes under or relating to this Agreement shall be subject to arbitration in accordance with Article 14 of the Development Agreement.

     15. Miscellaneous

     a. This Agreement and the Account will be governed by the internal laws of the State of Minnesota. Bank and Lakes may not change the law governing the Account without Band's express written agreement.

     b. This Agreement may be modified only by a written amendment signed by all the parties hereto, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.

     c. The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

     d. The headings contained in this Agreement are for convenience of reference only and shall have no effect on the interpretation or operation hereof.

     e. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     f. To the extent a provision of this Agreement is unenforceable, this Agreement will be construed as if the unenforceable provision were omitted.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as a sealed instrument as of the date first above written.

THE POKAGON BAND OF POTAWATOMI                                LAKES GAMING, INC.


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INDIANS


By: /s/ John Miller                       By: /s/ Timothy J. Cope
   -----------------------------             ---------------------------------
Its: Council Chairman                      Its: Chief Financial Officer


By: /s/ Kevin Daugherty
   ------------------------------
Its: Secretary














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